UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 28, 2003
                                                         -----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         1-31565              06-1377322
---------------------------------   ----------------------   -------------------
(State or other jurisdiction        Commission File Number    (I.R.S. Employer
of incorporation or organization)                            Identification No.)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

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                           CURRENT REPORT ON FORM 8-K



Item 1.    Changes in Control of Registrant
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership
           --------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant
           ---------------------------------------------

           Not applicable.

Item 5.    Other Events and Regulation FD Disclosure
           -----------------------------------------

           On November 28, 2003, New York Community Bancorp, Inc. (the "Company") announced the retirement of Howard C. Miller and Anthony E. Burke from the Board of Directors, effective December 31, 2003, and the appointment of Michael J. Levine and the Honorable Guy V. Molinari to the Board, effective January 1, 2004. Messrs. Levine and Molinari will complete the three-year terms of office to which Messrs. Miller and Burke were elected and appointed, respectively, in 2001.

Item 6.    Resignations of Registrant's Directors
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

           (a)  No financial statements of businesses acquired are required.

           (b)  No pro forma financial information is required.

           (c) Attached as Exhibit 99.1 is the news release issued by the Company on November 28, 2003 announcing the retirement of Howard C. Miller and Anthony E. Burke from the Board of Directors and the appointment of Michael J. Levine and the Honorable Guy V. Molinari to the Board in their place.

Item 8.    Change in Fiscal Year
           ---------------------

           Not applicable.

Item 9.    Regulation FD Disclosure
           ------------------------

           Not applicable.

Item 10.   Amendments to the Registrant's Code of Ethics, or Waiver of a
           -------------------------------------------------------------
           Provision to the Code of Ethics
           -------------------------------

           Not applicable.

Item 11.   Temporary Suspension of Trading Under Registrant's Employee Benefit
           -------------------------------------------------------------------
           Plans
           -----

           Not applicable.

Item 12.   Results of Operations and Financial Condition
           ---------------------------------------------

           Not applicable.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEW YORK COMMUNITY BANCORP, INC.

November 28, 2003                         /s/ Joseph R. Ficalora
-----------------                         -------------------------
        Date                              Joseph R. Ficalora
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


99.1     News release dated November 28, 2003.